MASSMUTUAL PREMIER FUNDS

Supplement dated February 8, 2013 to the

Prospectus dated February 1, 2013

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

The following information replaces similar information for the Barings Dynamic Allocation Fund found on page 51 in the section titled Performance Information:

Average Annual Total Returns

(For the periods ended December 31, 2012)

		One Year	Since Inception (11/28/11)
Class Z	Return Before Taxes	6.63%	6.69%
	Return After Taxes on Distributions	6.07%	6.10%
	Return After Taxes on Distributions and Sale of Fund Shares	4.43%	5.42%
Class S	Return Before Taxes	6.52%	6.59%
Class Y	Return Before Taxes	6.41%	6.48%
Class L	Return Before Taxes	6.24%	6.31%
Class A	Return Before Taxes	-0.06%	0.53%
MSCI World Index (Reflects no deduction for fees or expenses.)		15.83%	22.56%
			Since 12/1/11
CPI-U (Reflects no deduction for fees, expenses, or taxes.)		1.74%	1.37%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3000M-13-01